UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 15, 2014

CYTOCORE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-00935	36-4296006
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

414 North Orleans Street, Suite 503

Chicago, IL 60654

(Address of principal executive offices) (Zip Code)

(312) 222-9550

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K dated January 11, 2014 (the “Original 8-K”) of Cytocore, Inc. (the “Company,” “we” or “us”), on January 11, 2014, the Company entered into a Stock Purchase Agreement (the “Agreement”) with Medite Enterprises, Inc., a Florida corporation (“Medite”), Medite GMBH, a corporation organized under the laws of Germany and wholly owned by Medite (the “Subsidiary”), Michael Ott and Michaela Ott, the sole shareholders of the Company (collectively, the “Shareholders”).

Pursuant to the Agreement, the Company will acquire 100% of the issued and outstanding capital stock of Medite from the Shareholders in exchange for the issuance of 1,500,000,000 shares of the Company’s common stock (the “Shares”) to the Shareholders. Pursuant to the Agreement, the closing was to occur no later than March 15, 2014. On March 15, 2014, the Company, Medite, the Subsidiary and the Shareholders entered into Amendment No. 1 to Stock Purchase Agreement (the “Amendment”), pursuant to which the parties agreed to extend the outside date for the closing until April 3, 2014.

The foregoing description of the Agreement and the Amendment are qualified in their entirety by reference to the complete text of the Agreement and Amendment, copies of which are attached as Exhibit 2.1 to the Original 8-K and Exhibit 2.1 hereto, respectively and are incorporated herein by reference. These descriptions are intended to provide investors and security holders with information regarding the material terms of the transaction. They are not intended to provide any other factual information about the Company, Medite or the Subsidiary. The representations, warranties and covenants contained in the Agreement were made only for purpose of the Agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, and such subsequent information may or may not be fully reflected in our public disclosures.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1	Amendment No. 1 to Stock Purchase Agreement by and among Cytocore, Inc., Medite Enterprises, Inc., Medite GMBH, Michael Ott and Michaela Ott dated March 15, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytocore, Inc.

Date: March 17, 2014	By:	/s/ Robert McCullough, Jr.
Robert McCullough, Jr.
Chief Executive Officer and
Chief Financial Officer

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